Exhibit 10.1
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                    SEPARATION AGREEMENT AND GENERAL RELEASE

                                 August 21, 2003



Douglas Greenlaw
25 Collins Creek Drive
Greenville, SC  29607


Dear Doug:

This letter shall set forth the arrangement you and the Company have arrived at to amicably facilitate your resignation from your employment with and as an officer and director of Switchboard Incorporated (the "Company"). The Company accepts your resignation from the office of Chief Executive Officer and from the Company's Board of Directors, effective immediately. The Company would like to provide for a smooth transition for you by providing you with continued employment through September 2, 2003 (the "Termination Date") as well as certain other severance benefits as set forth herein. Specifically, the Company will provide you with the severance benefits described in the "Description of Severance Benefits" attached to this letter as Attachment A if you sign and return this letter agreement to Bob Orlando on or after September 2, 2003 but no later than September 11, 2003. By signing and returning this letter, you will be entering into a binding agreement with the Company and will be agreeing to the terms and conditions set forth in the numbered paragraphs below, including the release of claims set forth in paragraph 3. Therefore, you are advised to consult with your attorney before signing this letter agreement and you may take up to twenty-one (21) days to do so. If you sign this letter, you may change your mind and revoke your agreement during the seven (7) day period after you have signed it. If you do not so revoke, this letter will become a binding agreement between you and the Company upon the expiration of the seven (7) day revocation period.

If you choose not to sign and return this letter agreement on or after September 2, 2003 but no later than September 11, 2003, you shall not receive any severance benefits from the Company. You will, however, receive payment on your termination for any unused vacation time accrued through the Termination Date in the amount of $12,978.00, less applicable state and federal taxes, regardless of whether you sign this letter agreement. Also, regardless of signing this letter, you may elect to continue receiving group medical insurance pursuant to the federal "COBRA" law, 29 U.S.C. ss. 1161 et seq. All premium costs shall be paid by you on a monthly basis for as long as, and to the extent that, you remain eligible for COBRA continuation. You should consult the COBRA materials to be provided by the Company for details regarding these benefits. All other benefits, including life insurance and long term disability, will cease upon the Termination Date.

Pursuant to Section 3(a) of your Restricted Stock Agreement with the Company dated January 4, 2002 (the "RSA"), the Company is hereby exercising its right to

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repurchase 225,000 unvested shares for the price of $3.22 per share (the "Option
Price"), for an aggregate Option Price of $724,500.00. You hereby agree that this notice constitutes valid and effective notice of such repurchase under such
Section 3(a), notwithstanding its delivery prior to the date you cease to be an Eligible Participant (as defined in the RSA). Pursuant to Section 5(d) of the RSA, the aggregate Option Price shall be paid by canceling $724,500.00 in principal amount under your secured promissory note to the Company dated January 4, 2002 (the "Note"), such that the remaining indebtedness (principal and accrued interest through the Termination Date) under the Note shall be 844,848.00. Further, you will have up to ninety (90) days after the Termination Date to exercise your rights, to the extent vested, under your Non-Statutory Stock Option Agreement with the Company dated March 1, 2001 (the "Option Agreement"). All of your rights under the Option Agreement, to the extent not vested, will be cancelled on the Termination Date.

If, after reviewing this letter agreement with your attorney, you find the terms and conditions are satisfactory to you, you should sign and return this letter to Bob Orlando on or after September 2, 2003 but no later than September 11, 2003.

The following numbered paragraphs set forth the terms and conditions which will apply if you timely sign and return this letter agreement and do not revoke it within the seven (7) day period described above:

1.   Termination Date - The Company agrees to continue your employment until the
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     Termination Date. However, Thursday, August 21, 2003 shall be your last day in the office. Between August 21, 2003 and the Termination Date, you will not perform any duties on behalf of the Company, except as requested by the Company in order to facilitate the transition of your duties. Your resignation both as a Director and as Chief Executive Officer of the Company are effective immediately.

2.   Description of Severance Benefits - The severance benefits paid to you if
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     you timely sign and return this letter are described in the "Description of
     Severance Benefits" attached as Attachment A (the "severance benefits").

3.   Release - In consideration of the payment of the severance benefits, which
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     you otherwise would not receive, you hereby fully, forever, irrevocably and unconditionally release, remise and discharge the Company, its officers, directors, plan administrators, stockholders, corporate affiliates, subsidiaries, parent companies, agents and employees (each in their individual and corporate capacities) (hereinafter, the "Released Parties") from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which you ever had or now have against the Released Parties arising out of your employment with and/or separation from the Company, including, but not limited to, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C.ss.2000 et seq., the Age Discrimination in Employment Act, 29
                   -- ---
     U.S.C.ss.621 et seq., the Americans With Disabilities Act of 1990, 42
                  -- ---
     U.S.C.,ss.12101 et seq., the Family and Medical Leave Act, 29 U.S.C.ss.2601
                     -- ---
     et seq., and the Worker Adjustment and Retraining Notification Act
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     ("WARN"), 29 U.S.C.ss.2101 et seq. all as amended; all claims arising out
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     of the Fair Credit Reporting Act, 15 U.S.C.ss.1681 et seq., the Employee
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     Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss.1001 et
                                                                         --
     seq., the Massachusetts Fair Employment Practices Act., M.G.L. c.151B,ss.1
     ---
     et seq., the Massachusetts Civil Rights Act, M.G.L. c.12ss.ss.11H and 11I,
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     the Massachusetts Equal Rights Act, M.G.L. c.93,ss.102 and M.G.L.
     c.214,ss.1C, the Massachusetts Labor and Industries Act, M.G.L. c.149,ss.1 et seq., the Massachusetts Privacy Act, M.G.L. c. 214,ss.1B, the South
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     Carolina Human Affairs Law, S.C. Code Ann.ss.1.13-10 et seq., all as
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     amended; all common law claims including, but not limited to, actions in tort, defamation and breach of contract, including any claims relating to your October 8, 1999 employment agreement with the Company and the October 10, 2002 amendment thereto; all claims to any non-vested ownership interest in the Company, contractual or otherwise, including but not limited to claims to stock or stock options; and any claim or damage arising out of your employment with or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this letter agreement prevents you from filing, cooperating with, or participating in any proceeding before the EEOC or a state Fair Employment Practices Agency (except that you acknowledge that you may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).

4.   Non-Disclosure - You acknowledge and reaffirm your obligation to keep
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     confidential all non-public information concerning the Company which you acquired during the course of your employment with the Company, as stated more fully in the Employee Patent and Confidential Information Agreement you executed at the inception of your employment which remains in full force and effect.

5.   Non-Solicitation and Non-Competition - You agree that as a condition for
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     payment to you of the consideration herein described, you shall not, for a period of one (1) year from the Termination Date, directly or indirectly:

         (a) Engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that is competitive with the Company's business, including but not limited to any business or enterprise that develops, manufactures, markets, or sells any product or service that competes with any product or service developed, manufactured, marketed or sold,

                                      -3-

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         or planned to be developed, manufactured, marketed or sold, by the
         Company or any of its subsidiaries while you were employed by the Company; or

         (b) Either alone or in association with others (i) solicit, recruit, induce, attempt to induce, or permit any organization directly or indirectly controlled by you to solicit, recruit, induce, or attempt to induce any employee of the Company to leave the employ of the Company, or (ii) solicit, recruit, induce, attempt to induce for employment or hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by you to solicit, recruit, induce, attempt to induce for employment or hire or engage as an independent contractor, any person who was employed by the Company or who was employed by the Company at any time during the term of your employment with the Company; provided, that this clause (ii) shall not apply to any individual's employment with the Company which has been terminated for a period of six months or longer; or

         (c) Either alone or in association with others, solicit, divert or take away, or attempt to solicit, divert or take away, or permit any organization directly or indirectly controlled by you to solicit, divert or take away, or attempt to solicit, divert or take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company, which were contacted, solicited or served by the Company at any time during the term of your employment with the Company.

         You acknowledge that the restrictions contained in this paragraph are necessary for the protection of the business and goodwill of the Company, consider the restrictions to be reasonable for such purpose. You agree that any breach of this paragraph 5 is likely to cause the Company irreparable damage, and therefore, in the event of such a breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief without posting a bond.

6.   Return of Company Property - You confirm that you have returned to the
     --------------------------
     Company all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones, pagers, etc.), Company identification, and any other Company-owned property in your possession or control and have left intact all electronic Company documents, including but not limited to those which you developed or help develop during your employment. You further confirm that you have cancelled all accounts for your benefit, if any, in the Company's name, including but not limited to, credit cards, telephone charge cards, cellular phone and/or pager accounts and computer accounts.

7.   Business Expenses and Compensation - You agree that you will submit within
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     ten (10) days any and all documentation for any reimbursements owed to you for authorized company expenses. You further acknowledge that you have received payment in full for all services rendered in conjunction with your employment by the Company, including any unused vacation time accrued through your Termination Date, and that no other compensation or wages are owed to you.

8.   Non-Disparagement - You understand and agree that as a condition for
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     payment to you of the consideration herein described, you shall not make any false, disparaging or derogatory statements to any media outlet, industry group, financial institution or current or former employee, consultant, client or customer of the Company regarding the Company or any of its directors, officers, employees, agents or representatives or about the Company's business affairs and financial condition.

9.   Amendment - This letter agreement shall be binding upon the parties and may
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     not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the parties hereto. This letter agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

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10.  Waiver of Rights - No delay or omission by the Company in exercising any
     ----------------
     right under this letter agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

11.  Validity - Should any provision of this letter agreement be declared or be
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     determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this letter agreement.

12.  Confidentiality - You understand and agree that as a condition for payment
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     to you of the severance benefits herein described, the terms and contents of this letter agreement, and the contents of the negotiations and discussions resulting in this letter agreement, shall be maintained as confidential by you and your agents and representatives and shall not be disclosed except to the extent required by federal or state law or as otherwise agreed to in writing by the Company.

13.  Nature of Agreement - You understand and agree that this letter agreement
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     is a severance agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

14.  Acknowledgments - You acknowledge that you have been given at least
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     twenty-one (21) days to consider this letter agreement, including
     Attachment A, and that the Company advised you to consult with an attorney of your own choosing prior to signing this letter agreement. You understand that you may revoke this letter agreement for a period of seven (7) days after you sign this letter agreement, and the letter agreement shall not be effective or enforceable until the expiration of this seven (7) day revocation period. You understand and agree that by entering into this letter agreement you are waiving any and all rights or claims you might have under The Age Discrimination in Employment Act, as amended by The Older Workers Benefit Protection Act, and that you have received consideration beyond that to which you were previously entitled.

15.  Voluntary Assent - You affirm that no other promises or agreements of any
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     kind have been made to or with you by any person or entity whatsoever to cause you to sign this letter agreement and that you fully understand the meaning and intent of this letter agreement. You state and represent that you have had an opportunity to fully discuss and review the terms of this letter agreement with an attorney. You further state and represent that you have carefully read this letter agreement, including Attachment A, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof and sign your name of your own free act.

16.  Applicable Law - This letter agreement shall be interpreted and construed
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     by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions. You hereby irrevocably submit to and acknowledge and recognize the jurisdiction of the courts of the Commonwealth of Massachusetts, or if appropriate, a federal court located in Massachusetts (which courts, for purposes of this letter agreement, are the only courts of competent jurisdiction), over any suit, action or other

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     proceeding arising out of, under or in connection with this letter agreement or the subject matter hereof.

17.  Entire Agreement - This letter agreement, including Attachment A, contains
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     and constitutes the entire understanding and agreement between the parties hereto with respect to your severance benefits and the settlement of claims against the Company and cancels all previous oral and written negotiations, agreements, commitments, writings in connection therewith. Nothing in this paragraph, however, shall modify, cancel or supersede your obligations set forth in paragraph 4 herein. Likewise, nothing in this letter agreement, shall modify, cancel or supersede the terms of, or your obligations under, the Restricted Stock Agreement between you and the Company dated January 4, 2002 (and any exhibits thereto), the Collateral Assignment and Pledge Agreement between you and the Company dated January 4, 2002, your Secured Promissory Note to the Company dated January 4, 2002 or the Non-Statutory Stock Option Agreement between you and the Company dated March 1, 2001.

If you have any questions about the matters covered in this letter, please contact me.

                            Very truly yours,

                            Switchboard Incorporated



                            By:/s/William P. Ferry
                               -------------------
                               Name:  William P. Ferry
                               Title:  Chairman of the Board


I hereby agree to the terms and conditions set forth above and in the attached Description of Severance Benefits. I have been given at least twenty-one (21) days to consider this agreement and I have chosen to execute this on the date below. I intend that this letter agreement become a binding agreement between me and the Company if I do not revoke my acceptance in seven (7) days.

/s/Douglas J. Greenlaw               Date 9-2-3
----------------------                    -----
Employee Name:  Douglas Greenlaw


To be returned on or after September 2, 2003 but no later than September 11, 2003.

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                                  ATTACHMENT A
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                        DESCRIPTION OF SEVERANCE BENEFITS

Provided that you timely execute and return this letter agreement to Bob Orlando on or after September 2, 2003 but no later than September 11, 2003, and the letter agreement becomes binding between you and the Company, the Company will provide you with severance benefits as provided below:

(a)      Lump Sum Payment. The Company will provide you with a lump sum payment
         ----------------
         of $57,246.00, less all applicable state and federal taxes (the "Lump Sum Payment"). The Lump Sum Payment will be made no earlier than the eighth (8th) day after your execution of this letter agreement.

(b)      Salary and Bonus Continuation. The Company will provide you with
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         continuation of your base salary and certain bonus amounts paid over time, totaling $170,000.00, less all applicable state and federal taxes (the "Severance Pay"). The Severance Pay will be paid in equal installments over a period of six months, in accordance with the Company's normal payroll procedures, but will in no event commence earlier than the eighth (8th) day after execution of this letter agreement.

(c)      Benefits Continuation. Effective as of the Termination Date, you shall
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         be considered to have elected to continue receiving group medical insurance pursuant to the federal "COBRA" law, 29 U.S.C. ss. 1161 et
                                                                           --
         seq. For a period of six (6) months the ("Continuation Period"), the
         ---
         Company shall pay (subject to payment by you of your total share of the premiums for the Continuation Period as described above) the premium for such coverage. All premium costs after the Continuation Period shall be paid by you on a monthly basis for as long as, and to the extent that, you remain eligible for COBRA continuation. You should consult the COBRA materials to be provided by the Company for details regarding these benefits.